UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2014

CLUTTERBUG MOVE MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-187248	45-4487461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Church Street
South Orange, New Jersey 07079
 (Address of principal executive offices)

(201) 317-6922
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certified Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

Effective September 6, 2014, Clutterbug Move Management, Inc. (the “Company”) was informed by its independent registered public accounting firm, Silberstein Ungar, PLLC (“Silberstein”), that Silberstein’s principals have joined KLJ & Associates, LLP (“KLJ”). As a result of such transaction, Silberstein effectively resigned as the Company’s independent registered public accounting firm and KLJ was engaged as the Company’s independent registered public accounting firm.

Silberstein’s report on the financial statements for the fiscal years ended November 30, 2012 and 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern. During the fiscal years ended November 30, 2012 and 2013, and through September 6, 2014, there were no disagreements with Silberstein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Silberstein, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended November 30, 2012 and 2013, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to Silberstein and requested Silberstein to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Silberstein agrees with the above disclosures. A copy of Silberstein’s letter, dated September 6, 2014 confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

Effective September 6, 2014, the board of directors of the Company approved the engagement of KLJ, as the Company’s new independent registered public accounting firm.

During the fiscal years ended November 30, 2012 and 2013, and the subsequent interim period prior to the engagement of KLJ, the Company has not consulted KLJ regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of Silberstein Ungar, PLLC, dated September 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clutterbug Move Management, Inc.

Date: September 10, 2014	By:	/s/ Victoria Young
	Name:	Victoria Young
	Title:	Chief Executive Officer